                                                               EXHIBIT 10.15


                         AMENDMENT NO. 1, WAIVER AND AGREEMENT, dated as of June
                    30, 1998 (this "Amendment"), to the Credit Agreement dated as of December 11, 1997 (the "Credit Agreement"), among RBX CORPORATION, a Delaware corporation (the "Borrower"), the Lenders (as defined in the preamble to the Credit Agreement), THE CHASE MANHATTAN BANK, a New York banking corporation, as agent (in such capacity, the "Agent") for the Lenders and as the issuing bank (in such capacity, the "Issuing Bank").

     A. The Lenders and the Issuing Bank have extended, and have agreed to extend, credit to the Borrower, in each case pursuant to the terms and subject to the conditions set forth in the Credit Agreement.

     B. The Borrower has requested that each Lender and the Agent grant a limited waiver of compliance by the Borrower with the provisions of Section 8.1,
8.5 and 8.6 of the Credit Agreement, and the Agent and the Lenders are willing to grant such limited waiver, on the terms and subject to the conditions set forth herein.

     C. The Borrower has requested that the Required Lenders and the Agent amend the Credit Agreement to include a minimum Consolidated EBITDA test as provided herein, and the Agent and the Required Lenders are willing to so amend the Credit Agreement, on the terms and subject to the conditions set forth herein.

     D. The Borrower intends to enter into an agreement or agreements to sell (the "Warehouse Sales") certain real property prior to December 31, 1998, in form and substance reasonably satisfactory to the Agent. In addition, the Borrower intends to enter into an agreement to sell (the "Universal Polymer Sale") its Subsidiary, Universal Polymer & Rubber, Inc., a Delaware corporation, prior to December 31, 1998, in form and substance reasonably satisfactory to the Agent. The Borrower expects to receive not less than $6,000,000 aggregate gross cash proceeds from the Warehouse Sales and the Universal Polymer Sale prior to December 31, 1998.

     E. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Credit Agreement.

     Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

     SECTION 1. Waiver. The Lenders hereby waive compliance with the provisions of (a) Section 8.1(a) of the Credit Agreement for the four consecutive fiscal quarters ending on (i) June 30, 1998, (ii) September 30, 1998, and (iii) December 31, 1998, (b) Section 8.1(b) of the Credit Agreement for the fiscal quarters ending on (i) June 30, 1998, (ii) September 30, 1998, and (iii) December 31, 1998 and (c) Sections 8.5 and 8.6 of the Credit Agreement to the extent, but only to the extent, necessary to permit the Warehouse Sales and the Universal Polymer Sale.

     SECTION 2. Agreement. (a) The Borrower hereby covenants and agrees with the Agent and the Lenders that the Borrower will consummate the Warehouse Sales and the Universal Polymer Sale pursuant to an agreement or agreements reasonably satisfactory in form and substance to the Agent, for not less than $6,000,000 aggregate gross cash proceeds to be received prior to December 31, 1998.

     (b) Failure to comply with this Section 2 shall constitute an Event of Default under the Credit Agreement, without regard to any applicable grace periods under the Credit Agreement.

     SECTION 3. Amendment. Section 8.1 (Financial Condition Covenants) of the Credit Agreement is hereby amended by inserting immediately after the words, "September 30, 2002 6.5 to 1.00" in the last line of paragraph (b), the following:

     "(c) Maintenance of Minimum Consolidated EBITDA. Permit for any period of four consecutive fiscal quarters ending on any date set forth below, Consolidated EBITDA for such period to be less than the amount set forth opposite such date below:


              Date                            Consolidated EBITDA
              ----                            -------------------
              September 30, 1998                   $11,000,000
              December 31, 1998                   $18,500,000"

     SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to the Agent, the Issuing Bank and each of the Lenders that:

               (a) This Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered as a proceeding at law or in equity).

               (b) Before and after giving effect to this Amendment, the representations and warranties set forth in Section 5 of the Credit Agreement are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

               (c) Before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

     SECTION 5. Fees. In consideration of the agreements of the Lenders contained in Sections 1 through 3 of this Amendment, the Borrower agrees to pay to the Agent, for the account of each Lender that delivers an executed counterpart of this Amendment prior to 5:00 p.m., New York City time, on June 30, 1998, an amendment fee (an "Amendment Fee") in an amount equal to .0020% of such Lender's Commitment (whether used or unused) as of the Effective Date.

     SECTION 6. Conditions to Effectiveness. This Amendment shall become effective as of the date first above written (the "Effective Date") when (a) the Agent shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrower and all the Lenders and (b) the Agent shall have received the Amendment Fees.

     SECTION 7. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Agent or the Borrower under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

     SECTION 8. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

     SECTION 9. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to the Amendment by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

     SECTION 10. Expenses. The Borrower agrees to reimburse the Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Agent.

     SECTION 11. Notices. All notices shall be given in accordance with the provisions of Sections 11.2 of the Credit Agreement.

     SECTION 12. Headings. The headings of this Amendment are for the purposes of reference only and shall not limit or otherwise affect the meaning hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                    RBX CORPORATION,

                                         by

                                              /s/ Frank Roland
                                              -------------------------------
                                              Name:  Frank Roland
                                                    -------------------------
                                              Title: President and CEO
                                                     ------------------------


                                    THE CHASE MANHATTAN BANK, individually and as Agent and Issuing Bank,

                                         by
                                              /s/ William J. Caggiano
                                              -------------------------------
                                              Name:  William J. Caggiano
                                                    -------------------------
                                              Title: Mananging Director
                                                     ------------------------


                                    BANKBOSTON, N.A.,


                                         by

                                              /s/ Mary Ann Blatsos
                                              -------------------------------
                                              Name:  Mary Ann Blatsos
                                                    -------------------------
                                              Title: Assistant Vice President
                                                     ------------------------